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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 10, 1999



                         First Alliance Mortgage Company
            (on behalf of First Alliance Mortgage Loan Trust 1999-2)
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         California                   333-44585-07              95-2944875
----------------------------    -----------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                       Identification No.)



                17305 Von Karman Avenue
                    Irvine, California                         92614-6203
        ---------------------------------------                ----------
        (Address of Principal Executive Offices)               (Zip Code)



        Registrant's telephone number, including area code (949) 224-8500
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:


           8.1       Tax Opinion and Consent of Arter & Hadden LLP

          23.1 Consent of PricewaterhouseCoopers LLP, independent auditors of MBIA Insurance Corporation





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FIRST ALLIANCE MORTGAGE
                                           COMPANY, as Company



                                           By:    /s/ Francisco Nebot
                                                  ----------------------------
                                           Name:  Francisco Nebot
                                           Title: Executive Vice President and
                                                  Chief Financial Officer



Dated:  June 10, 1999




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                                  EXHIBIT INDEX


Exhibit No.      Description                                            Page No.


     8.1         Tax Opinion and Consent of Arter & Hadden LLP

    23.1 Consent of PricewaterhouseCoopers LLP, independent auditors of MBIA Insurance Corporation